REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of June 27, 2000, by and among eAutoclaims.com Corporation, a Nevada corporation (the "Company"), Thomson Kernaghan & Co. Limited (the "Agent"), and the Purchasers named in that certain Securities Stock Securities Purchase Agreement (the "Securities Securities Purchase Agreement") of even date herewith among the parties hereto. Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

                             Preliminary Statements

         In connection with the consummation of the transactions contemplated by the Securities Securities Purchase Agreement, the Company has agreed, upon the terms and subject to the conditions of the Securities Securities Purchase Agreement, to issue and sell to the Purchasers up to 500 shares of the Company's Series A Convertible Preferred Stock (the "Preferred Shares"). Each Preferred Share may, at the option of the Holder, be converted into shares (the "Conversion Shares")of the Company's common stock, par value $.001 per share ("Common Stock"), as provided in the Certificate of Designations for the Preferred Shares.

         The Company has also agreed, upon the terms and subject to the conditions of the Securities Securities Purchase Agreement,(i) to issue to each Purchaser Warrants (each a "Purchasers' Warrant") to purchase shares of Common Stock (the "Purchasers' Warrant Shares"), and (ii) to issue the Agent warrants (each an Agent's Warrant) shares of Common Stock (the "Agent's Warrant Shares")

         To induce the Purchasers to execute and deliver the Securities Purchase Agreement, the Company has agreed, pursuant to the terms and conditions of this Agreement, to provide certain registration rights with respect to the Common Shares, the Conversion Shares and the Warrant Shares.

                                    Agreement

         In consideration of the foregoing, the mutual covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Agent" shall mean Thomson Kernaghan & Co. Limited.

         "Agent's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Agent's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Agreement" shall mean this Registration Rights Agreement, made and entered into as of June 27, 2000, by and between the Company and the Purchasers.

         "Closing Date" shall mean July __, 2000.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Company" shall mean eAutoclaims.com, Inc., a Nevada corporation.

         "Conversion Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Filing  Deadline"  shall  have the  meaning  ascribed  to such term in
Section 2.1 of this Agreement.

         "Holder" or "Holders" shall mean (a) each Purchaser, to the extent that the Purchaser holds Registrable Securities, (b) the Agent, to the extent that the Agent holds Registrable Securities, and (c) any Person holding Registrable Securities as a transferee of a Purchaser or the Agent (directly or indirectly, including subsequent transfers).

         "Preferred Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Purchasers" shall mean the Purchasers referred to in the Securities Purchase Agreement..

         "Purchasers's Warrant" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Purchasers's Warrant Shares" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof..

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Securities Act that is declared or ordered effective by the Commission.

         "Registrable Securities" shall mean the Conversion Shares, the Purchasers' Warrant Shares the Agent's Warrant Shares and the Security Shares, and any shares of capital stock issued or issuable with respect to the Securities, the Purchasers's Warrant Shares or the Agent's Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to the registration statement, (b) such securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such securities shall have ceased to be outstanding.

         "Registration Deadline" shall have the meaning ascribed to such term in
Section 2.1 of this Agreement.

         "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

         "Restricted Securities" shall mean Registrable Securities that are "restricted securities" as defined in Rule 144 under the Securities Act.

         "Security Shares" shall mean the shares of Common Stock that constitute the Collateral described in the Security Agreement between the Company and the Agent dated as of the Effective Date.

         "Securities" shall mean the Preferred Shares and the Registrable Securities.

         "Securities Securities Purchase Agreement" shall mean that certain Securities Securities Purchase Agreement effective as of June 27, 2000 by and among the Company, the Agent, and the Purchasers executing the Securities Securities Purchase Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Securities Securities Purchase Agreement" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of securities pursuant to a registration effected hereunder.

         "Warrant Shares" shall mean the Purchasers' Warrant Shares and the Agent's Warrant Shares.


                                   ARTICLE II
                               REGISTRATION RIGHTS

                           Section 2.1      Mandatory Registration.

                  (a) The Company shall prepare and file with the Commission within forty-five (45) days from the Closing Date (the "Filing Deadline") a registration statement (the "Registration Statement") on Form S-3, if the Company is eligible to use that form, otherwise on Form SB-2 or Form S-1, covering (i) the issuance of the Conversion Shares and the Warrant Shares, and (ii) the resale of all of the Registrable Securities. The Registration Statement shall initially register for resale at least 200% of the Conversion Shares, calculated by assuming that the Closing Date is the Covnersion Date, and 100% of the Warrant Shares. The Company shall use its best efforts to have the registration statement declared effective by the Commission within one hundred and twenty (120) days after the Closing Date (the "Registration Deadline"). The Company shall permit the registration statement to become effective within five (5) business days after receipt of a "no review" notice from the Commission. The Company shall keep registration statement current and effective for)\ a period of at least ninety (90) days after (x) all of the Debentures shall have been converted into Conversion Shares or paid and (y) the Agent's Warrant and the Agent's Warrant shall have been fully exercised or expired.

                  (b) If the Company has not filed a Registration Statement with respect to the Registrable Securities by the Filing Deadline, the Company shall pay the Purchasers liquidated damanges per day equal to two percent (2%) per month of the original principal amount of all issued Debentures plus two percent (2%) per month of the aggergate exercise price of all issued Purchasers' Warrants, and shall pay the the Agent liquidated damages per day equal to two percent (2%) of the aggregate exercise price of all issued Agent's Warrants, for each day after the Filing Deadline until the Company files a Registration Statement.

                  (c)  If  a   Registration   Statement   with  respect  to  the
         Registrable Securities is not effective on any day after the Registration Deadline, the Company shall pay the Purchasers liquidated damanges per day equal to two percent (2%) per month of the original principal amount of all issued Debentures plus two percent (2%) per month of the aggergate exercise price of all issued Purchasers' Warrants, and shall pay the the Agent liquidated damages per day equal to two percent (2%) of the aggregate exercise price of all issued Agent's Warrants, for each day after the Registration Deadline that the Registration Statement is not effective.


         Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

         Section 2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                  (a) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (b) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Securities owned by them;

                  (c) use reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of one (1) jurisdiction (in addition to those jurisdictions in which the Company has otherwise agreed to so register and qualify such securities) as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                  (d) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

                  (e) notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                  (f) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this
         Article II, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

         Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

         Section 2.4       Indemnification.

                  (a) The Company will indemnify each Holder, each Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this
         Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such Holders, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

                  (c) Each party entitled to indemnification  under this Section
         2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) (i) If the  indemnification  provided  for in this Section
                  2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

                           (ii) The parties  agree that it would not be just and
                  equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                           (iii) No Holder that is a seller of Registrable Securities covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Securities sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the securities covered by such registration statement and not joint.

                           (iv) The indemnity and  contribution  provided herein
                  shall be in addition to, and not in lieu of, any other liability that one party may have to another.

         Section 2.5 Information by Holder. Each Holder of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

         Section 2.6 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                  (a) use its best efforts to facilitate the sale of the Restricted Securities to the public without registration under the Securities Act, pursuant to Rule 144 under the Securities Act;

                  (b) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public;

                  (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (d) so long as a Holder owns any Restricted Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         Section 2.7 Transfer of Registration Rights. The rights granted under this Article II may be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee, subject to compliance with all applicable securities laws and regulations.

          Section 2.8 Certain  Limitations  in Connection  with Future Grants of
                      Registration Rights.

         From and after the date of this Agreement, without the prior written consent of the Holders of a majority of the Registrable Securities, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of registration rights that would be superior to those granted to Holders pursuant to Section 2.1.

         Section 2.9 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

                  (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

                  (b) not effect any stabilization activity in connection with the Company's Common Stock;

                  (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

                  (d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

                  (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any securities of the Company, except as may be permitted pursuant to Rule 10b-6.


                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.1 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Ontario, Canada; provided, however, that if any provision of this Agreement is unenforceable under the laws of the Province of Ontario , but is enforceable under the laws of the State of Florida, then such provision shall be governed by and interpreted in accordance with the laws of the State of Florida. The parties agree that the courts of the Province of Ontario, Canada, shall have jurisdiction and venue for the adjudication of any civil action between or among any of them arising out of relating to this Agreement or any other Transaction Document. The parties hereby irrevocably consent to such jurisdiction and venue, and hereby irrevocably waive any claim of forum non conveniens or right to change venue.

         Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

         Section 3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

     Section 3.4 Notices, etc. All notices given under this Agreement and under the other Transaction Documents shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) if given by facsimile transmittal on the date given if transmitted before 5:00 p.m. the recipient's time, otherwise it is effective the next day, or (iii) on the second Trading Day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):

       If to the Agent:

     Thomson Kernaghan & Co. Ltd.
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

      If to the Company:

     eAutoclaims.com, Inc.
     2708 Alternate 19 North
     Suite 507
     Palm Harbor, Florida 34683
     Attention: Eric W. J. Seidel, President
     Facsimile No. (727) 781-8425

      If to the Purchasers

     c/o Thomson Kernaghan & Co. Ltd.
         as Agent
     365 Bay Street
     Toronto, Ontario M5H 2V2
     Attention: Mr. Gregg Badger, Sr. V.P.
     Facsimile No. (416) 860-6352

     With a copy (that does not constitute
               notice) to:
     Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A.
     911 Chestnut Street, P.O. Box 1368
     Clearwater, Florida 33757-1368
     Attention: Michael T. Cronin

     In either case, with a copy (that does not
         constitute notice) to:
     John M. Mann
     Attorney at Law
     1330 Post Oak Boulevard, Suite 2800
     Houston, Texas 77056-3060
     Facsimile No. (713) 622-7185

         Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

         Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

         Section 3.7 Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 3.8 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

         The parties have executed this Registration Rights Agreement as of the date first written above.

The Agent:

Thomson Kernaghan & Co. Ltd.


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________

The Company:

eAutoclaims.com, INC.


By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________


The Purchasers:

By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________

By ________________________________
Name ______________________________
Title _______________________________
Date signed _________________________